Investor Presentation September 23, 2009 Exhibit 99.1

Safe Harbor
This presentation and related oral statements and communications contain “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Such statements are based on current expectations, and are not strictly historical statements. In some cases, you can identify forward-looking statements by terminology such as "if," "may," "should," "believe,"
"anticipate," "future," "forward," "potential," "estimate," "reinstate," "opportunity," "goal," "objective,"
"exchange," "growth," "outcome," "could," "expect," "intend," "plan," "strategy," "provide," "commitment,"
"result," "seek," "pursue," "ongoing," "include" or the negative of such terms or comparable terminology. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on our current plans or assessments which are believed to be reasonable as of the current date. Factors and risks that could cause actual results or circumstances to differ materially from those set forth or contemplated in forward-looking statements include, without limitation: (i) the ability to service substantial indebtedness; (ii)
customer, vendor, carrier and third-party responses to our Chapter 11 plan confirmation; and (iii) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission
(including those listed under captions "MD&A -- Liquidity and Capital Resources -- Short- and Long-Term
Liquidity Considerations and Risks;" "Special Note Regarding Forward-Looking Statements;" and "Risk
Factors" in our annual report on Form 10-K and quarterly reports on Form 10-Q) which cover matters and risks including but not limited to (a) the general fluctuations in the exchange rates of currencies, particularly any strengthening of the United States dollar relative to foreign currencies of the countries where we conduct our foreign operations; (b) the possible inability to raise additional capital or refinance indebtedness when needed, or at all, whether due to adverse credit market conditions, our credit profile or otherwise; (c) a worsening of turbulent financial and capital market conditions; (d) a continuation or worsening of global recessionary economic conditions, including the effects of such conditions on our customers and our accounts receivables and revenues; (e) fluctuations in prevailing trade credit terms due to past Chapter 11 filings or uncertainties concerning our financial position, or otherwise; (f) adverse regulatory rulings or changes in the regulatory schemes or requirements and regulatory enforcement in the markets in which we operate and uncertainty regarding the nature and degree of regulation relating to certain services; and (g) successful implementation of cost reduction efforts. As such, actual results or circumstances may vary materially from such forward-looking statements or expectations. Readers are also cautioned not to place undue reliance on these forward-looking statements which speak only as of the date these statements were made. We are not necessarily obligated to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
September 23, 2009

Primus Today
Global reach supported by extensive network assets
Providing a broad suite of communications services to residential and business end-
users and carrier customers
Optimizing return on the deployment of capital by product mix through a growth focus on broadband, IP-based voice, local, wireless, data and data center services, and through a geographic focus on primary markets
Generating solid free cash flow enhanced by a $10 million cost reduction program in-
process and a disciplined capital expenditure strategy
Assessing opportunities to further strengthen the Company’s capital structure
Facilities-based, global, integrated communications services provider
September 23, 2009

Global Reach Supported By Extensive Network Assets
IP soft Switches
TDM Switches
Fiber Capacity
United States
IP-based softswitch network supporting
wholesale and international traffic
Leased domestic fiber and leased / owned
oceanic fiber to Europe and Australia
Europe
IP-based softswitches in London, Paris,
Milan and Madrid
Interconnection with Primus’ global network
Owned trans-Atlantic fiber capacity
Canada
6 IP-based softswitches
26 PoPs
70 ILEC colocations with ADSL 2+ capabilities
7 data centers in 5 cities; 29,000 sq. ft. built and
118,000 sq. ft. of capacity
National network with 100% IP-based capabilities
Fiber ownership to U.S on East and West coasts

Wholesale
Terminate 5 billion minutes annually to
over 240 countries
Direct/transit connections to over 100
countries
Connects Primus’ network with Tier 1
carriers, PTTs and mobile providers
around the world
Australia
Owned national IP and TDM network
Fiber network passing ~1,000 buildings in
Sydney and Melbourne
66 PoPs providing national coverage
3 data centers in two cities; 22,000 sq. ft. of built
capacity
252 owned DSLAMs with local and ADSL2+
capabilities
Switch facilities in Sydney, Brisbane, Adelaide,
Melbourne and Perth
Owned trans-Pacific fiber capacity
September 23, 2009

Growth Services (1) 31%
Traditional Services (2) 43%
Wholesale 26%

Other 1%
Wholesale 26%
Australia 30%
United States 9%
Europe 6%
Canada 28%

Data Center 4%
Wireless 1%
Retail VoIP 6%
Other 1%
Retail Voice 28%
Prepaid Cards 4%
Dial-Up Internet 3%
Broadband Internet 9%
Local 18%
Wholesale Voice 26%

Current Revenue Mix
Products Geography Services
Q2 2009
Focus on Growth Services which include broadband, IP-based voice, local, wireless, data and data center solutions vs. traditional voice and dial-up Internet services
Primary retail businesses in Australia and Canada
Serving a mix of residential, business and carrier customers
(1) Growth services include On-net Local, Broadband Internet, Data Center, Wireless,
and Retail VoIP.
(2) Traditional services include retail voice, prepaid cards, Australia off-net local and dial-up internet services.
September 23, 2009

Broad Suite of Communications Services
Wholesale 26%
Growth Services 31%
Traditional Services 43%
September 23, 2009
Focusing on high-growth and high-margin
services in the Company’s primary markets
– Internet includes broadband services for
business and residential in Australia
and Canada
– VoIP (IP-PBX and SIP services)
includes residential and business VoIP
services in Australia, Canada and US
– Hosting / Data includes data center
revenue (colocation and managed
services) in Australia and Canada
–
Local services in Australia and
Canada
–
Wireless MVNO services in Australia
and Canada
Offering IP and TDM access
through one of the most
extensive global network
infrastructures
Connects Primus’ network with
Tier 1 carriers, PTTs and mobile
providers around the world
Provides volume purchasing
power and refined routing to
improve retail profitability
Terminates 5 billion minutes
annually to over 240 countries
400+ customers
Offering a rich set of residential and business voice
services:
– Preselect / prepaid domestic and international
long-distance services
– Toll-free services
– Dial-up Internet services
Redeploying margin to growth services in primary
markets

12.4%
USD$ (As Reported)

30.3%
USD$ (As Reported)

primus.

Business overview
4
th
largest full-service provider with brand-
recognition, scale and scope for growth
Improving regulatory environment
Provides a complete set of services to business
and residential customers including: local and LD
voice, broadband, data (Ethernet, VPLS, VPN),
hosted IP-PBX, SIP and data center services
Offers on-net services using a well developed
infrastructure
Growth Initiatives
Consumer
Increase marketing spend to grow customer
base
Grow bundled customers by increasing
broadband coverage and capacity to expand
targeted market segment
Leverage MVNO position with OPTUS and
Telstra for wireless broadband
Introduction of IPTV to broadband customers
in 2010
Business
Continue growing on-net services:
broadband, IP-PBX,  and SIP
Grow data center revenue through
colocation, managed services and virtual
server hosting
Target larger customers
Qualify as a provider to government
agencies and for rural broadband subsidies

Australia Overview
Revenue
Adjusted EBITDA
(1)
Local Currency
(AUS$) $78.4 $77.2
% Growth (1.5%)
Local Currency
(AUS$) $9.6 $10.9
% Growth 13.6%
% of Revenue 12.2% 14.1%
($Millions)
(1)    A non-GAAP financial measure. Definitions and reconciliations between non-GAAP measures and relevant GAAP measures are available in the Appendix and in the Company’s periodic SEC filings.
September 23, 2009
$52.0
$58.5
$45
$50
$55
$60
Q109 Q209
$6.3
$8.3
$0
$5
$10
Q109 Q209

Canada Overview
Business overview
Largest alternative communications carrier in
Canada with brand-recognition, scale and scope
for growth
Stable regulatory environment
Extensive facilities-based infrastructure
7 data centers in 5 cities; 29,000 sq. ft. built and
118,000 sq. ft. of capacity
Growth Initiatives
Consumer
Grow wireless MVNO through expanding
geographic coverage, and adding data
service and smart phones with resulting
improvement in ARPU and gross margins
Expand geographic coverage for broadband
and bundled services
Enhance sales and marketing
Business
Increase market share in data center
services by leveraging existing data centers
and introducing value-added services
Currently offer colocation, virtual data
storage and managed  and virtual
server hosting services
Expand Hosted PBX service offering
Target larger and more profitable enterprise
customers by leveraging our expanded
network coverage and data center
capabilities
Revenue
Adjusted EBITDA
(1)
Local Currency
(CAD$)
$66.2 $64.4
% Growth (2.8%)
$53.2
$55.1
$52
$53
$54
$55
$56
Q109 Q209
Local Currency
(CAD$) $14.7 $14.8
% Growth 0.3%
% of Revenue 22.3% 22.9%
$11.9
$12.6
$0
$10
$20
$30
Q109 Q209
($Millions)
September 23, 2009
(1)    A non-GAAP financial measure. Definitions and reconciliations between non-GAAP measures and relevant GAAP measures are available in the Appendix and in the Company’s periodic SEC filings.

Wholesale Overview
Business overview
Provide global buying and routing function for
retail operations
Over 400 carrier customers with some billing
over $500K in revenue per month
Diversified customer base including Tier 1
international carriers, multi-national carriers,
wireless providers, VoIP providers, cable
companies and ISPs
Terminate 5 billion minutes annually to over
240 countries
Growth Initiatives
Launch campaign to target larger, higher-
margin customers, such as mobile, cable
company, retail VoIP and incumbent providers
Optimize routing, revenue and service mix to
increase gross margin
Refine and roll-out higher margin non-voice
services (e.g., SMS, MMS, LNP/LRN svcs.)
Be the outsourced carrier for incumbents,
cable companies and mobile providers
($Millions)
Revenue
Adjusted EBITDA
(1)
$54.2
$50.3
$48
$50
$52
$54
$56
Q109 Q209
$0.7 $0.7
$0
$1
$2
Q109 Q209
September 23, 2009
(1) A non-GAAP financial measure. Definitions and reconciliations between non-GAAP measures and relevant GAAP measures are available in the Appendix and in the Company’s periodic SEC filings.

Residential
VoIP
(Lingo)
37%
Business
Voice
35%
Residential
Voice
28%

Retail VoIP
8%
Wireless
6%
Broadband
1%
Retail Voice
85%

Brazil

primus.

Overview of Other Primus Businesses
Europe
Broadband
Access
5%
Retail VoIP
8%
Datacenters
23%
Wholesale
VoIP
64%
Revenue – Q209 $16.9 €9.6 R 6.2 -
% Revenue Growth
(sequential Quarter)
(6.5%) (8.4%) (18.2%) -
Adjusted EBITDA
(1)
– Q209 $2.3
(2)
€0.0 R 0.3 ($2.0)
(2)
% of Revenue 13.6% 0.0% 4.5% NM
US
(USD)
US
Europe
(Euro)
Brazil
(BRR)
Corporate
(USD)
(1) A non-GAAP financial measure. Definitions and reconciliations between non-GAAP measures and relevant GAAP measures are available in the Appendix and in the Company’s periodic
SEC filings.
(2) Excludes non-recurring items.
Managing for cash flow
September 23, 2009

Financial Highlights
Drive high-growth and high-margin business in primary markets of
Australia and Canada
Optimize returns and cash from other markets / businesses
Cost rationalization reduced SG&A as a percent of revenue from
29.1% for 2008 as compared to 25.6% for Q209, with further cost reduction initiatives underway

Repositioning Business to Drive
Profitable Growth
Solid Free Cash Flow
(1)
Generation
Strengthened Balance Sheet
Free Cash Flow
(1)
of $16.1 million generated in first half 2009
Disciplined capital expenditure strategy with a focus on core markets
Significant deleveraging as a result of reorganization
Net leverage of 3.2x LTM Adjusted EBITDA
(1)(2)
(1) A non-GAAP financial measure. Definitions and reconciliations between non-GAAP measures and relevant GAAP measures are available in the Appendix and in the Company’s periodic
SEC filings.
(2) Net leverage calculated using total debt of $256 million and cash of $41.5 million as of July 1,
2009. LTM EBITDA of $67.3 million as of 6/30/09.
September 23, 2009

$1.9
$14.2
$0
$4
$8
$12
$16
$20
Q109 Q209
$2.8
$2.9
$1
$2
$3
$4
Q109 Q209
Financial Summary
Revenue Adjusted EBITDA
(1)
Capital Expenditures
Free Cash Flow
(1)
(US$ Millions)
$194.5
$196.7
$100
$150
$200
$250
Q109 Q209
$19.7
$20.4
$10
$14
$18
$22
$26
$30
Q109 Q209
3.2%
% of Revenue 10.1% 10.4%
% of Revenue 0.1% 7.2% % of Revenue 1.4% 1.5%
12 September 23, 2009
(1) A non-GAAP financial measure. Definitions and reconciliations between non-GAAP measures and relevant GAAP measures are available in the Appendix and in the Company’s periodic SEC filings.

Foreign Currency Effects
Natural in-country currency hedge for revenue and costs
Translation risk upon conversion of foreign currency to US$ for financial reporting
Cash impact limited to movements of foreign currency from profitable foreign operations primarily to service U.S. dollar denominated debt
(in $US)
Impact of ±$0.01
change on Annual
Revenue
Impact of ±$0.01
change on Annual
Adjusted EBITDA
AUD $ $3.1m $0.4m
CAN $ $2.6m $0.6m
UK £ $0.1m —
European € $1.5m —
September 23, 2009

Automation
$0.3m
3%
SG&A
$1.3m
13%
Cost of Sales
$5.5m
55%
Headcount
$2.9m
29%

Cost Reduction
Savings by Type of Expense
Ongoing initiative to reduce annual costs by $10 million
Efforts well underway
Implementation substantially completed by year-end 2009; material benefit expected in Q1 2010
One-time costs to implement of $0.9 million in 2
nd
half 2009
September 23, 2009

Capital Expenditures
IT Infrastructure
/ Systems
12%
Network - Voice
1%
Network -
Infrastructure
23%
Admin
1%
Data Center
31%
Network -
Broadband
25%
Other
7%
Strategy emphasizes primary markets
while optimizing cash flow in other
markets
Clear return on investment criteria
90% of 2009 CapEx spend in Canada
and Australia
Financial covenant not to exceed $18
million for full year 2009
Capital expenditure priorities for 2H
2009
Success based CapEx for customer
growth
Data center expansions
Broadband infrastructure
IP-PBX services
System enhancements for productivity
improvement
Maintenance CapEx
2009 Estimated Capital Expenditure
Allocation
$5.7 million in 1H2009 /
Full year not to exceed $18 million
September 23, 2009

$ 572
$ 256

Strengthened Balance Sheet
($US Millions)
Emerged from expedited,
prearranged, holding company
Chapter 11 reorganization on July 1,
2009
Total debt reduced by 55% to $256
million
Annual cash interest expense reduced
by 50% to $31 million
Net leverage of 3.2x LTM Adjusted
EBITDA
(1)(2)
No material disruption to operating
units around world
$0
$10
$20
$30
$40
$50
$60
$70
Pre-Reorganization Post-Reorganization
$ 61
$ 31
(1) A non-GAAP financial measure. Definitions and reconciliations between non-GAAP measures and relevant GAAP measures are available in PRIMUS’ Second Quarter 2009 Financial
Results release (August 13, 2009), in periodic SEC filings, and on www.primustel.com.
(2) Net leverage calculated using total debt of $256 million and cash of $41.5 million as of July 1,
2009. LTM EBITDA of $67.3 million as of 6/30/09.
September 23, 2009
$0
$100
$200
$300
$400
$500
$600
$700
Pre-Reorganization Post-Reorganization

Projected Debt Maturities and Scheduled
Amortization

2H09 2010 2011 2012 2013
Canadian Credit Facility
3 6 21 - -
Senior Secured Term Loan 2 6 88 - -
Capital Leases 1 4 2 - -
Senior Subordinated 2
nd
Lien
Secured Notes
- - - - 123
Total $6 $16 $111 $0 $123
(US$ Millions)
September 23, 2009
6
16
111
0
123
$0
$20
$40
$60
$80
$100
$120
$140

2009 Financial Performance Objectives
Continue to track ahead of the 2009 Adjusted EBITDA
(1)
projection of $66
million contained in the Plan of Reorganization
Manage business to generate free cash flow
(1)
exclusive of expenses related to
the reorganization
Manage 2009 capital expenditures not to exceed $18 million
September 23, 2009
(1) A non-GAAP financial measure. Definitions and reconciliations between non-GAAP measures and relevant GAAP measures are available in the Appendix and in the
          Company’s periodic SEC filings.

Near-Term Strategic Priorities
Drive Profitable growth
Focus on high-growth and high-margin businesses including broadband, VoIP, hosting, local services, and wireless MVNO in primary markets of Australia and Canada
Continue cost rationalization
Complete implementation of $10 million cost reduction initiative by year-end 2009
Disciplined capital expenditure strategy
Undertake portfolio assessment
Optimize cash return from non-primary businesses / markets
Access capital markets opportunistically to strengthen the balance sheet
Refinance debt to extend maturities and improve liquidity
September 23, 2009

Appendix
Non-GAAP Measures
20 September 23, 2009
Adjusted EBITDA
Adjusted EBITDA, as defined by us, consists of net income (loss) before reorganization items, net, interest, taxes, depreciation, amortization, share-based compensation expense, gain (loss) on sale of assets, gain (loss) on disposal of assets, asset impairment expense, gain (loss) on early extinguishment or restructuring of debt, foreign currency transaction gain
(loss), minority interest income (expense), extraordinary items, other income (expense), income (loss) from discontinued operations, accretion on debt premium and income (loss)
from sale of discontinued operations.  Our definition of Adjusted EBITDA may not be similar to Adjusted EBITDA measures presented by other companies, is not a measurement under generally accepted accounting principles in the United States, and should be considered in addition to, but not as a substitute for, the information contained in our statements of operations.
We believe Adjusted EBITDA is an important performance measurement for our investors because it gives them a metric to analyze our results, exclusive of reorganization and restructuring items, certain non-cash items and items which do not directly correlate to our business of selling and provisioning telecommunications services.  We believe Adjusted
EBITDA provides further insight into our current performance and period to period performance on a qualitative basis and is a measure that we use to evaluate our results and performance of our management team.
Free Cash Flow
Free Cash Flow, as defined by us, consists of net cash provided by (used in) operating activities before reorganization items less net cash used in the purchase of property and equipment.  Free Cash Flow, as defined above, may not be similar to Free Cash Flow measures presented by other companies, is not a measurement under generally accepted accounting principles in the United States, and should be considered in addition to, but not as a substitute for, the information contained in our consolidated statements of cash flows.
We believe Free Cash Flow provides a measure of our ability, after making our capital expenditures and other investments in our infrastructure, to meet scheduled debt payments.  We use Free Cash Flow to monitor the impact of our operations on our cash reserves and our ability to generate sufficient cash flow to fund our scheduled debt maturities and other financing activities, including discretionary refinancings and retirements of debt.  Because Free Cash Flow represents the amount of cash generated or used in operating activities and used in the purchase of property and equipment before deductions for scheduled debt maturities and other fixed obligations (such as capital leases, vendor financing and other long-term obligations), you should not use it as a measure of the amount of cash available for discretionary expenditures.
Non-GAAP Measures
ADJUSTED EBITDA  Q1 Q2
2009 2009
NET INCOME ATTRIBUTABLE TO
PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED 13,991 $         25,366 $
Reorganization items, net (16,568) 8,271
Share-based compensation expense 16 11
Depreciation and amortization 6,096 6,250
(Gain) loss on sale or disposal of assets (59) 16
Interest expense 10,776 3,359
Accretion on debt premium, net (189) -
Interest and other income (235) (161)
Foreign currency transaction (gain) loss 3,049 (24,170)
Income tax (benefit) expense 2,797 1,110
Minority interest income (expense) (136) 104
Loss from discontinued operations, net of tax 393 283
Gain from sale of discontinued operations, net of tax (251) -
ADJUSTED EBITDA  19,680 $         20,439 $
FREE CASH FLOW
NET CASH PROVIDED BY
OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS 4,643 $           17,097 $
Net cash used in purchase of property
and equipment (2,786) (2,874)
FREE CASH FLOW 1,857 $           14,223 $